SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                _________________

                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 22, 2005

                        General DataComm Industries, Inc.
                -------------------------------------------------
                (Exact Name of Registrant as Specified in Charter


         Delaware                       1-8086                  06-0853856
(State or Other Jurisdiction         (Commission              (IRS Employer
----------------------------         -----------            -------------------
     of Incorporation)               File Number)           Identification No.)


              6 Rubber Avenue, Naugatuck CT                     06770
         ----------------------------------------             ----------
         (Address of Principal Executive Offices)             (Zip Code)

        Registrant's telephone number, including area code (203)-729-0271

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c)].

Item 8.01. Other Events

         On November 22, 2005, the Stock Options Committee of the Board of Directors granted stock options pursuant to the Corporation's 2005 Stock and Bonus Plan ("Plan") to purchase 367,750 shares of Common Stock at 45 cents per share, including grants of 30,000 shares to each of Lee M. Paschall, Aletta Richards and John L. Segall, Directors, and George Best, Vice President, Sales and Marketing, William G. Henry, Vice President, Finance and Administration and Principal Financial Officer, and George Gray, Vice President, Operations and Chief Technology Officer, and an aggregate of 187,750 of such options to all of its employees other than its officers. The Committee also granted to Howard S. Modlin, Chairman and Chief Executive Officer, a separate stock option with terms substantially similar to the options granted under the Plan, to purchase 551,121 shares at 50 cents a share.

The options vest in increments of 20% one, two, three, four and five years after grant and expire ten years after grant. The shares issuable under such options are not registered under the Securities Act of 1933 and must be held for investment unless so registered or an exemption from registration exists. The Corporation plans to register the shares before the first options are exercisable. The Board of Directors has also amended the Plan to authorize an additional 1,200,000 shares available for grant to cover some of the granted options and allow for future grants.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              General DataComm Industries, Inc.
                                        (Registrant)

                              By: /s/ WILLIAM G. HENRY
                                  ----------------------------------------------
                                  William G. Henry
                                  Vice President and Principal Financial Officer


December 1, 2005